                               AMENDMENT NO. 1 TO
                               SECURITY AGREEMENT

    THIS AMENDMENT NO.1 TO THE SECURITY AGREEMENT (the "Amendment"), is made and entered into by and between J. Michael Moore ("Moore") and DCRI L.P. No. 2, Inc., a Texas corporation ("No. 2") (Moore and No. 2 are herein collectively referred to as "Debtor"), and Diversified Corporate Resources, Inc., a Texas corporation (herein referred to as the "Secured Party").

                              W I T N E S S E T H

    WHEREAS, Debtor and Secured Party have previously entered into that certain Security Agreement (the "Security Agreement") dated as of September 18, 2000; and

    WHEREAS, Debtor and Secured Party desire to amend the Security Agreement in the manner herein set forth.

    For good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereby agree as follows:

1. The provision of the Security Agreement captioned "Collateral" is hereby amended to read in its entirety as follows:

    "Collateral. To secure payment of the "Indebtedness", as herein defined, Moore and No.2 hereby assign, transfer and set over to Secured Party, and grant to Secured Party, a security interest in and to each of the following:
(a) 25,000 shares of common stock of Secured Party which are owned by Moore and which was pledged by No.2 pursuant to the terms of the Prior Agreement (such shares are herein referred to as the "Moore Shares"), (b) 650,000 shares of common stock of Secured Party (herein referred to collectively as the "No.2 Shares") which are owned by No.2 and which are now pledged by No.2 to either Imperial Bank ("Imperial Bank"), Compass Bank ("Compass Bank"), or Bank One, Texas, N.A. ("Bank One"), and (c) 43,200 shares of common stock of More-O Corporation, a Texas corporation ("More-O"), which are owned by Moore.

    The parties hereto acknowledge that (i) Moore has delivered to Secured Party two stock certificates evidencing 300 shares of common stock of More-O,
(ii) Moore has previously assigned to third parties a total of sixty (60) shares of common stock of More-O (such 60 shares are herein referred to as the "Unowned Shares"), (iii) the Secured Party does not have a lien or security interest in or to the Unowned Shares, (iv) the 240 shares of More-O common stock on which the Secured Party does have a lien and security interest have increased from 240 shares to 43,200 shares of More-O common stock as the result of a stock split previously effectuated by More-O, and
(v) upon receipt of the stock certificates evidencing the portion of the 43,200 shares of More-O common stock pledged to the Secured Party, the Debtor will deliver such stock certificates to the Secured Party.

    The parties hereto acknowledge that the Moore Shares are represented by stock certificate No. 1445 and that the Moore Shares were initially pledged to the Secured Party by No. 2 in January, 1999 in connection with the transactions related to one or more loans made to No.2 by Compass Bank.

    With respect to the No.2 Shares, the parties hereto further acknowledge and agree that, except as herein set forth, the pledge of the No.2 Shares will constitute a second lien on such shares (A) 272,500 shares of the No.2 Shares are pledged by Debtor to Imperial Bank, (B) 165,000 shares of the No.2 Shares are pledged by Debtor to Compass Bank, (C) 243,000 shares of the No.2 Shares were initially pledged to Bank One, and (D) Bank One has sold an estimated 30,000 shares of the No.2 Shares pledged by No.2 to Bank One. With respect to 55,000 shares of the No.2 Shares pledged to Imperial Bank, the Secured Party has a third lien security interest in that the Debtor has heretofore pledged 55,000 shares to secure $185,000 which has been pledged by a third party to further secure the payment of Debtor's obligations to Imperial Bank.

    3. Except as herein set forth, the shares of stock hereby pledged by Debtor to the Secured Party are owned by No.2 or Moore, free and clear of any liens or encumbrances.

    4. Except as herein set forth, the Security Agreement is not amended and remains in full force and effect.

    IN WITNESS WHEREOF, this Amendment No. 1 to the Security Agreement is dated as of March 30, 2001.

                                     DEBTOR:


                                     ---------------------------------------
                                     J. Michael Moore


                                     DCRI L.P. No. 2, Inc.

                                     By:
                                          ----------------------------------
                                          J. Michael Moore, President


                                     SECURED PARTY:

                                     Diversified Corporate Resources, Inc.


                                     By:
                                          ----------------------------------
                                          Anthony G. Schmeck, Jr., Treasurer


THE STATE OF TEXAS       }
                         }
COUNTY OF DALLAS         }

    This instrument was acknowledged before me, a Notary Public, on the _______ day of March 2001, by J. Michael Moore, individually, for the purposes therein set forth.


                                     -------------------------------------------
                                     Notary Public in and for the State of Texas

THE STATE OF TEXAS       }
                         }
COUNTY OF DALLAS         }

    This instrument was acknowledged before me, a Notary Public, on the _______ day of March, 2001, by J. Michael Moore, as President of DCRI L.P. No. 2, Inc., a Texas corporation, for and on behalf of such corporation and for the purposes therein set forth.

                                     -------------------------------------------
                                     Notary Public in and for the State of Texas

THE STATE OF TEXAS       }
                         }
COUNTY OF DALLAS         }

    This instrument was acknowledged before me, a Notary Public, on the _______ day of March, 2001, by Anthony G. Schmeck, Jr., as Treasurer of Diversified Corporate Resources, Inc., a Texas corporation for and on behalf of such corporation and for the purposes therein set forth.


                                     -------------------------------------------
                                     Notary Public in and for the State of Texas

                                     Printed Name:
                                                  ------------------------------
                                     Commission Expires:
                                                        ------------------------